                                      SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                         EXCELON CORPORATION
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                          (Name of Registrant as Specified In Its Charter)

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              (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                     TO BE HELD ON JUNE 13, 2002
                                AT 10:00 A.M., EASTERN DAYLIGHT TIME

                                                                  April 30, 2002

To our Stockholders:

         I am  pleased  to invite  you to attend  the  annual  meeting  of  stockholders  of eXcelon
Corporation  to be held on June 13,  2002 at 10 a.m.  at our  headquarters  located at 25 Mall Road,
Burlington, Massachusetts.

         Details regarding  admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

         Your vote is important.  Whether or not you plan to attend the annual  meeting,  I hope you will vote as soon as possible.  You may vote in person or by mailing a proxy card. Voting by written proxy will ensure your  representation at the annual meeting if you do not attend in person.  Please review the instructions on the proxy card regarding each of these voting options.

         Thank you for your ongoing support of and continued interest in eXcelon Corporation.

                                                                  Sincerely,

                                                                  /s/ Joseph M. Bellini
                                                                  -------------------------------
                                                                  Joseph M. Bellini
                                                                  Chief Executive Officer

                                 2002 ANNUAL MEETING OF STOCKHOLDERS
                            NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                         EXCELON CORPORATION

                                            25 Mall Road
                                   Burlington, Massachusetts 01803
                                            781 674-5000

                              Notice of Annual Meeting of Stockholders

TIME                       10:00 a.m. on June 13, 2002

PLACE                      eXcelon Corporation
                           25 Mall Road
                           Burlington, Massachusetts 01803

ITEMS OF BUSINESS          (1)  To elect directors
                           (2)  To ratify the appointment of independent accountants

RECORD DATE                You are entitled to vote if you were a stockholder at the close of business on April 22, 2002.

MEETING ADMISSION          The meeting will begin promptly at 10 a.m.

VOTING BY PROXY            Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by mail. For specific instructions, refer to the information beginning on page 4 of this proxy statement and the instructions on the proxy card.

                                                                  By Order of the Board of Directors

                                                                  /s/ Clifford B. Thompson
                                                                  ----------------------------------
                                                                  CLIFFORD B. THOMPSON
                                                                  General Counsel and Secretary

THIS NOTICE OF MEETING AND PROXY STATEMENT AND ACCOMPANYING  PROXY CARD ARE BEING  DISTRIBUTED ON OR
                                         ABOUT MAY 3, 2002.

                        INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

GENERAL INFORMATION

         The Board of  Directors  (the  "Board")  of eXcelon  Corporation,  a  Delaware  corporation
(sometimes  referred to as the  "Company"  or  "eXcelon"),  is  providing  this Proxy  Statement  in connection with eXcelon's Annual Meeting of Stockholders, which will take place on June 13, 2002 and at any postponement or adjournment thereof (the "Annual Meeting"). Whether or not you plan to attend the meeting in person,  please return your executed proxy card in the enclosed  postage  prepaid and addressed envelope, and your shares will be voted in accordance with your wishes.

         This is  eXcelon's  first proxy  statement  and annual  meeting of  stockholders  since the completion  of  the  merger  (the  "Merger")  of  eXcelon  and  C-bridge  Internet  Solutions,  Inc.
("C-bridge") on September 19, 2001 (the "Merger Date").  Certain information in this proxy statement necessarily pertains to those two companies prior to the Merger.

         You may vote by signing  your proxy card,  or if your shares are held in street  name,  the voting instruction card included by your broker or nominee, and mailing it in the enclosed,  postage prepaid and addressed  envelope.  If you provide specific voting  instructions,  your shares will be voted as you  instruct.  If you sign but do not provide  instructions,  your shares will be voted as described below in the Voting and Attendance section of this Proxy Statement.

         The information included in this proxy statement relates to the proposals to be voted on at the meeting,  the voting process,  the  compensation of directors and our most highly paid officers, and certain other  required  information.  Our 2001 Annual  Report,  which consists of a copy of our
Annual Report on Form 10-K/A filed with the  Securities and Exchange  Commission,  is also enclosed, which contains our full year 2001 Consolidated Financial Statements.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

         At the Annual Meeting, you will be asked to consider and vote on the proposals described in this Proxy Statement and on any other business which properly comes before the Annual Meeting.  With respect to any matter to come  before the  meeting,  you or your  authorized  proxy  holder  will be entitled to one vote for each share of common stock that you owned as of April 22, 2002,  the record date for the Annual Meeting.  As of April 22, 2002,  there were 58,200,083  shares of eXcelon common stock outstanding.

         The following is a brief summary of the proposals to be introduced at the Annual Meeting by the Company. This summary is not intended to be a complete statement of all material features of the proposals and is qualified in its entirety by the more detailed  information  contained elsewhere in this Proxy Statement.

PROPOSAL NO. 1

         Proposal No. 1 concerns the election of two directors,  both of whom are currently  serving on the Board of Directors.

Proposal No. 2

         Proposal No. 2 concerns the ratification of the appointment of  PricewaterhouseCoopers  LLP as the Company's independent auditor.

                                                 2

                                        VOTING AND ATTENDANCE

GENERAL INFORMATION

         In order to obtain a quorum (the minimum number of stockholders required to take action) at the Annual Meeting,  holders of a majority of the issued and  outstanding  shares of common stock of
eXcelon entitled to vote must attend the Annual Meeting, either in person or by proxy.

         If your  shares  are  registered  directly  in your name  with  eXcelon's  transfer  agent,
Equiserve,  you are considered the stockholder of record of those shares,  and these proxy materials are being sent directly to you by eXcelon. As the stockholder of record, you have the right to grant your voting proxy  directly to eXcelon or to vote in person at the  meeting.  eXcelon has enclosed a proxy card for you to use.

         If your  shares  are held in a  brokerage  account or by a bank or other  nominee,  you are considered the beneficial  owner of shares held in street name, and these proxy  materials are being forwarded to you by your broker or nominee,  which is considered the  stockholder of record of those shares.  As the beneficial  owner,  you have the right to direct your broker or nominee how to vote.
You are also invited to attend the meeting.  However,  since you are not the  stockholder of record, you must obtain a signed proxy from the record holder giving you the right to vote the shares.  Your broker or nominee has enclosed a voting  instruction  card for you to use in directing the broker or nominee how to vote your shares.

VOTING

         All valid proxies  received by the Company pursuant to this  solicitation  will be voted in accordance  with  the  instructions  specified  in the  proxy.  If no such  instructions  have  been specified,  the shares will be voted "FOR" each of the Company's  nominees for election to the Board of Directors and "FOR"  ratification  of  PricewaterhouseCoopers  LLP as the  Company's  independent auditor.  Our Board of Directors  recommends that you vote your shares "FOR" each of the nominees to the Board  and "FOR"  ratification  of  PricewaterhouseCoopers  LLP,  as the  Company's  independent auditor.

         We do not know of any matters to be acted upon at the meeting other than those discussed in this Proxy Statement.  If other matters properly come before the Annual Meeting, it is the intention of the persons  named in the proxy to vote on such matters in accordance  with their  judgment as to the best interests of the Company.

         Any  stockholder  who has executed  and returned a proxy and who for any reason  desires to revoke such proxy may do so at any time before the proxy is  exercised:  (1) by  delivering  written notice  prior to the Annual  Meeting to the  Secretary of the Company at the above  address;  (2) by voting the shares  represented  by such  proxy in person at the Annual  Meeting;  or (3) by giving a later  dated  proxy at any time before the voting at the Annual  Meeting.  Attendance  at the Annual
Meeting will not, by itself, revoke a proxy.

         In the  election of  directors,  you may vote "FOR" all of the nominees or your vote may be
"WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR,"
"AGAINST" or  "ABSTAIN." If you  "ABSTAIN," it has the same effect as a vote  "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions,  your shares will be voted in accordance with the  recommendations  of the Board ("FOR" all of the Company's  nominees to the Board and "FOR" all other items  described in this Proxy  Statement and in the discretion of the proxy holders on any other matters that properly come before the meeting).

         In accordance with Delaware law, if a stockholder  abstains from voting on an action,  that stockholder's  shares  will  still be  counted  for  determining  whether  the  requisite  number of stockholders  attended the meeting.  If a broker does not vote on any  particular  action because it does not have the  authority to do so (a "broker  non-vote"),  but does vote on other  actions,  the shares will still be counted for determining  whether the requisite number of stockholders  attended the meeting.  Broker non-votes,  however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted.  Thus, broker non-votes will not affect the outcome of any matters being voted on at the meeting.

                                                 3

VOTING IN PERSON

         Even if you currently plan to attend the annual meeting,  we recommend that you also submit your proxy so that your vote will be counted if you later decide not to attend the  meeting.  Shares held in street name may be voted in person by you at the meeting  only if you obtain a signed  proxy from the record holder giving you the right to vote the shares.

                                        INSPECTOR OF ELECTION

         A representative  of Equiserve,  eXcelon 's transfer agent, will tabulate the votes and act as the inspector of election.

                                        COSTS OF SOLICITATION

         eXcelon will pay the cost of  preparing,  assembling,  printing,  mailing and  distributing these proxy  materials.  In addition to the mailing of these proxy  materials,  the  solicitation of proxies  or  votes  may be made in  person,  by  telephone  or by  electronic  communication  by our directors,  officers  and  employees,  who will not receive any  additional  compensation  for these solicitation activities. We will also reimburse brokerage houses and other custodians,  nominees and fiduciaries  for their  reasonable  out-of-pocket  expenses for  forwarding  proxy and  solicitation materials to stockholders.

                                                 4

                                           PROPOSAL NO. 1

                                        ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

         Our  directors  are divided into three classes  serving  three year terms.  Two  directors, comprising one class of directors, are to be elected at the Annual Meeting. Mr. Joseph Badaracco and
Mr. Gerald B. Bay have been nominated for election as directors to hold office until the 2005 Annual
Meeting  and until  their  successors  have been  elected and shall  qualify.  Both of the  nominees currently  serve as  directors  of  eXcelon  and both of the  nominees  have  consented  to serve as directors, if elected. There are no family relationships among our executive officers and directors.

         Our  Board of  Directors  recommends  a vote FOR the  election  to the Board of each of the following nominees.

         The two persons receiving the highest number of votes represented by the outstanding shares of common stock present or represented by proxy and entitled to vote will be elected. There are only two individuals nominated.

                              Principal Occupations                                  Director  Term to
       Name        Age        and Other Directorships                                 Since    Expire
       ----        ---        -----------------------                                --------  -------
Joseph L. Badaracco 53 Professor  Badaracco is currently the John Shad Professor of    2001     2005
                       Business  Ethics at Harvard  Business  School,  where he has taught since February 1981.

Gerald B. Bay       62 Mr. Bay is a retired managing partner of Vista Group since      1988     2005
                       1980. Mr. Bay served as interim  President of eXcelon from
                       August to November 1995.

         Terms of office of the four directors named below will continue until the Annual Meeting in the years indicated.

                              Principal Occupations                                  Director  Term to
       Name        Age        and Other Directorships                                 Since    Expire
       ----        ---        -----------------------                                --------  -------
Robert N. Goldman   52   Mr. Goldman has been Chairman of the Board of Directors       1995     2004
                         since 1995.  He served as Chief Executive Officer of
                         eXcelon since 1995 to September 2001 and as President of
                         eXcelon from 1995 to January 1999 and from September 1999
                         to December 2000. Mr. Goldman is a member of the board of
                         directors of Citrix Systems, Inc. and Parametric Technology
                         Corporation.

Joseph M. Bellini   42   Mr. Bellini became Chief Executive Officer of eXcelon on      2001     2004
                         the Merger Date.  Prior to the Merger, he served as Chief
                         Executive Officer of C-bridge since May 1999.  He served as
                         President of C-bridge from February 1999 to May 1999 and as
                         Chief Operating Officer of C-bridge from February to May
                         1999.  Prior to joining C-bridge, Mr. Bellini served in
                         various capacities at i2 Technologies, Inc. from June 1995 to February 1999; immediately prior to joining C-bridge, he was Executive Vice President, Worldwide Automotive and
                         Industrial Business Unit.

                                                 5

Jeffrey Horing      38   Mr. Horing has been a partner at InSight Capital Partners,    2001     2004
                         a venture capital firm, since January 1995. From February
                         1990 to August 1994, Mr. Horing served as a senior
                         investment professional at E.M. Warburg Pincus funds. Mr.
                         Horing serves on the board of directors of SLMsoft.com,
                         Inc., a maker of electronic commerce software for financial institutions, and several privately-held companies.

Robert M. Agate     66   From 1992 until his retirement in 1996, Mr. Agate was         2000     2003
                         Senior Executive Vice President and Chief
                         Financial Officer of Colgate-Palmolive Company. Mr. Agate
                         is a member of the board of directors of Timberland Company and Allied Waste Industries, Inc.

DIRECTOR COMPENSATION

         Directors  who are  employees  of eXcelon  are not paid any  separate  fees for  serving as directors. Each non-employee director of eXcelon receives $2,500 for each board meeting attended and
$500 for each committee meeting attended.  Each non-employee  director is reimbursed,  upon request, for expenses incurred in attending meetings.

         Under the provisions of eXcelon's 1996 Incentive and  Nonqualified  Stock Option Plan, each new  non-employee  director elected to the eXcelon board of directors will  automatically  receive a grant, upon his or her initial election,  of a fully-vested  nonqualified  option to purchase 15,000 shares of  eXcelon  common  stock.  In  addition,  immediately  following  each  annual  meeting  of stockholders of eXcelon or special meeting in lieu of the annual meeting, each non-employee director re-elected  at or  remaining in office  after the meeting  will  automatically  receive a grant of a fully-vested nonqualified option to purchase 5,000 shares of eXcelon common stock. Each nonqualified option granted to a non-employee  director under this provision of the stock option plan will expire on the tenth  anniversary  of the date of grant or thirty days after service as a director ends. The exercise  price of the  nonqualified  stock  option  will be equal to the fair  market  value of the
eXcelon common stock on the date of grant.

         During 2001,  none of the  C-bridge  directors  were paid any separate  fees for serving as directors.  All of the C-bridge  directors were reimbursed for expenses  incurred to attend board of directors and committee meetings. Pursuant to the C-bridge 1999 Director Stock Option Plan, each new non-employee directors received an option to purchase 30,000 shares of common stock of C-bridge when they first  became  members of the  C-bridge  Board and each  continuing  non-employee  director was granted an option to purchase  15,000  shares of common stock of C-bridge on the date of each annual meeting of C-bridge,  provided that the  non-employee  director was serving as a director  following such annual meeting.

BOARD MEETINGS AND COMMITTEES

         During  fiscal  year  2001,  the Board  held nine  meetings  and took  numerous  actions by unanimous written consent.  Each director attended at least  seventy-five  percent of the sum of the total number of meetings held by the Board and the total number of meetings  held by all  committees of the Board on which he served.  Prior to the Merger,  the C-bridge  Board of Directors  ("C-bridge
Board") held six meetings and took  numerous  actions by unanimous  written  consent.  Each C-bridge director attended at least  seventy-five  percent of the sum of the total number of meetings held by the C-bridge  Board and the total number of meetings held by all committees of the C-bridge Board on which he served.

         Kevin Burns and Raymond Lane each served as members of the Board of  Directors  during 2001 and each resigned as a Director in January 2002. As noted below, Mr. Burns was a member of the Audit and Compensation Committees in 2001.

                                                 6

         The Board has the following two committees: (1) Audit and (2) Compensation.  The Board does not have a Nominating Committee. The membership and function of each committee are described below.

         THE AUDIT COMMITTEE

         The members of the Audit Committee in 2001 prior to the Merger were Messrs.  Bay, Burns and
Agate. Following the Merger, Messrs.  Badaracco,  Agate and Burns served on the Audit Committee. Mr.
Burns  resigned  from the Board in January 2002 and Mr.  Gerald B. Bay was appointed to serve on the
Audit  Committee in January 2002. The Audit Committee met five times in fiscal year 2001. As further described  in the  Report  of the  Audit  Committee,  the  Audit  Committee  reviews  our  auditing, accounting,  financial  reporting and internal  control  functions and  recommends  our  independent accountants  to the  Board.  In  addition,  the  committee  reviews  fees  paid  to our  independent accountants  and  monitors  the  non-audit  services  they  provide to us. The  members of the Audit
Committee  are  "independent"  as defined by the rules of the  National  Association  of  Securities
Dealers,  Inc. The Audit  Committee  operates under a charter that has been adopted by the Board and which is filed as an appendix to this proxy statement.

         THE COMPENSATION COMMITTEE

         The members of the Compensation  Committee in 2001 prior to the Merger were Messrs. Bay and
Burns. Following the Merger, Messrs. Horing, Burns and Bay served on the Compensation Committee. Mr.
Burns  resigned from the Board in January 2002. The  Compensation  Committee met two times in fiscal year 2001.  The  Compensation  Committee  makes  recommendations  concerning  salaries and incentive compensation  for our  employees  and  administers  and grants stock  options under our stock option plans.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Our Compensation  Committee is composed of non-employee  directors.  In 2001, no officer or employee of the Company  participated in deliberations of the Compensation  Committee concerning the compensation of eXcelon's executive officers.  No executive officer of eXcelon served during 2001 on the board of directors or  compensation  committee of any company that had an executive  officer who served on the board of directors or compensation committee of eXcelon.

                                REPORT OF THE EXCELON AUDIT COMMITTEE

         The eXcelon  board of  directors  has  appointed an audit  committee  to monitor  eXcelon's corporate financial reporting and its internal and external audits, to approve certain  expenditures by  eXcelon,  to approve  policies  relating  to  internal  controls,  to report the  results of its examinations to the board and make related recommendations, to outline for the board improvements to
eXcelon's internal accounting  controls,  to nominate  independent auditors and otherwise to provide guidance to the board  regarding  significant  financial  matters.  The audit  committee  also makes recommendations to the board regarding other matters that the board may assign to the committee. The audit committee is governed by a written charter adopted by the board of directors.

         eXcelon's  management is responsible  for the financial  reporting  process,  including the system of internal  controls,  and for the  preparation of financial  statements in accordance  with generally  accepted  accounting  principles.  eXcelon's  independent  auditors are  responsible  for auditing those financial  statements.  The  responsibility  of the audit committee is to monitor and review these processes.  However, the members of the audit committee are not professionally  engaged in the  practice of  accounting  or  auditing  and are not  experts in the fields of  accounting  or auditing,  including with respect to auditor independence.  The audit committee has relied,  without independent  verification,  on the  information  provided to it and on the  representations  made by
eXcelon's management and independent auditors.

                                                 7

         In this  context,  the Audit  Committee  has reviewed and  discussed  with  management  and
PricewaterhouseCoopers LLP, the Company's independent auditors, the Company's consolidated financial statements  for  the  year  ended  December  31,  2001.  The  Audit  Committee  has  discussed  with
PricewaterhouseCoopers  the matters required to be discussed by Statement on Auditing  Standards No.
61  (Communication  with Audit  Committees).  In addition,  the Audit  Committee  has received  from
PricewaterhouseCoopers  the written  disclosures  required  by  Independence  Standards  Board No. 1
(Independence Discussions with Audit Committees) and discussed with them their independence from the
Company and its  management.  The Audit Committee has considered  whether the  independent  auditors provision of other non-audit services to the Company is compatible with the auditor's independence.

         In  reliance  on the  reviews  and  discussions  referred  to  above,  and  subject  to the limitations on the audit  committee's role and  responsibilities  referred to above and in the audit committee  charter,  the Audit  Committee  recommended  to the Board of  Directors  that the audited financial  statements be included in the Company's Annual Report on SEC Form 10-K for the year ended
December 31, 2001, for filing with the Securities and Exchange Commission.  The audit committee also recommended  to the board of  directors  that  PricewaterhouseCoopers  LLP be selected as  eXcelon's independent auditors for 2002.

AUDIT COMMITTEE

Joseph L. Badaracco, Jr.
Gerald B. Bay
Robert M. Agate

                                                 8

                                    SECURITY OWNERSHIP OF CERTAIN
                                  BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding beneficial ownership,  as of March 31,
2002, concerning:

o        each beneficial owner of more than 5% of eXcelon's common stock;

o        beneficial  ownership by all current  eXcelon  directors,  director  nominees and the named executive officers set forth in the Summary Compensation Table; and

o        beneficial  ownership by all current eXcelon directors and eXcelon executive  officers as a group.

         Unless  otherwise  indicated,  the address of each  beneficial  owner  listed  below is c/o
eXcelon Corporation, 25 Mall Road, Burlington, Massachusetts 01803.

                                 NUMBER OF SHARES BENEFICIALLY OWNED
--------------------------------------------------------------------------------------------------------------
       NAME OF BENEFICIAL OWNER         NUMBER OF SHARES     RIGHT TO         TOTAL    PERCENTAGE BENEFICIALLY
                                                            ACQUIRE(1)                           OWNED
--------------------------------------------------------------------------------------------------------------
Robert M. Agate                                50,875          34,167         85,042                *

Lawrence E. Alston                                 15          86,055         86,070                *

Joseph L. Badaracco                               625          47,232         47,857                *

Gerald B. Bay                                 266,094          52,667        318,761                *

Joseph M. Bellini                             271,608       1,936,840      2,208,448              3.80%

Richard C. Putz                                     -         362,996        362,996                *

Rafael A. Rodriguez                            12,381          43,030         55,411                *

Clifford B. Thompson                            6,259         129,866        136,125                *

Robert N. Goldman                           1,300,000       1,084,376      2,384,376              4.10%

Jeffrey Horing(2)                           3,460,981          15,000      3,475,981              5.98%

Entities of InSight Capital Partners (3)    3,460,981               -      3,460,981              5.96%

The Clark Estates(4)                        2,961,800               -       2,961,800              5.09%

All Current Directors and Officers as
a Group  (13 persons)                       5,319,615       4,266,105       9,585,720              16.5%

*  Represents holdings of less than 1%

(1) Percentage of beneficial  ownership is based on 58,154,193 shares of common stock outstanding as of March 31, 2002. The "Right to Acquire"  column reflects shares of common stock subject to options or warrants  held by that person that are currently  exercisable  or  exercisable  within 60 days of
March 31, 2002. In computing the percentage  ownership of a person,  shares of common stock that the person  has a right to  acquire  are  deemed  outstanding.  These  shares,  however,  are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2) These shares include shares held by InSight Capital Partners III, L.P., InSight Capital Partners
III Co-Investors,  L.P., Insight Capital Partners (Cayman) III, L.P. and InSight Venture Management,
Inc. Mr. Horing is a Managing Member of InSight Capital Partners III, L.P., InSight Capital Partners
III Co-Investors, L.P., Insight Capital Partners (Cayman) III, L.P. and president of InSight Venture
Management, Inc. Mr. Horing disclaims all but his pecuniary interest in these shares.
(3) These shares include shares held by InSight Capital Partners III, L.P., InSight Capital Partners
III Co-Investors,  L.P., Insight Capital Partners (Cayman) III, L.P. and InSight Venture Management,
Inc. The address of these entities is 680 Fifth Avenue, 8th Floor, New York, NY 10019.

                                                 9

(4) Based on information  contained in a Schedule 13G filed by The Clark Estates. The address of The
Clark Estates is One Rockefeller Plaza, 31st Floor, New York, New York, 10020.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the  Securities  Exchange Act of 1934  requires the  Company's  directors, executive  officers and persons who own more than ten percent of the common stock to file reports of beneficial  ownership with the Securities  Exchange  Commission,  the Nasdaq National Market and the
Company.  Based  solely  upon its  review of the copies of such forms  received  by it, the  Company believes that, during fiscal year 2001, all required reports were filed on time.

                                         EXECUTIVE OFFICERS

         The following  table sets forth the name, age as of the annual meeting and position of each of our  executive  officers.  Below the table appears a brief  account of each  executive  officer's business experience.

   NAME                                     AGE       POSITION
   ----                                     ---       --------

Robert N. Goldman                            52       Chairman of the Board

Joseph M. Bellini                            42       Chief Executive Officer

Philip B. Lee                                46       President

Richard C. Putz                              52       Chief Strategy Officer

Lacey P. Brandt                              44       Chief Financial Officer

Clifford B. Thompson                         41       General Counsel and Secretary

Lawrence E. Alston                           40       Executive Vice President, Product Management

Rafael A. Rodriguez                          34       Chief Information Officer

Kenneth Rugg                                 37       Chief Technology Officer

         Messrs. Goldman and Bellini's business experience is listed above in the section describing continuing members of the Board.

         Phillip B. Lee became President of eXcelon in November 2001.  Prior to that, Mr. Lee served as President of eXcelon's  Object Design  Division  since May 2001.  Mr. Lee's  background  includes serving  as  President  and Chief  Executive  Officer of Domain  Pharma  Corporation,  now  Clinsoft
Corporation,  a provider of clinical software solutions,  from October 1997 to January 2001. Mr. Lee previously served as Vice President,  Worldwide Sales and Services of BBN Software Products Corp., a
research and development  subsidiary of Bolt, Beranek & Neumann,  from September 1994 to October
1997.

         Richard C. Putz became  eXcelon's  Chief Strategy  Officer  following the Merger.  Mr. Putz joined  C-bridge in July 1999 as Executive  Vice  President and Chief  Strategy  Officer.  He became
C-bridge's Chief Financial Officer on January 31, 2001. Prior to joining  C-bridge,  Mr. Putz served as Senior Director,  and then Regional Vice President,  of Industrial Strategy at Oracle Corporation
from August 1998 to July 1999.  From October 1995 to July 1998, Mr. Putz was the President and Chief
Executive  Officer of Security  Federal Bank.  From July 1994 to October 1995, Mr. Putz was a Senior
Practice Director for Oracle Corporation.

         Lacey P. Brandt has been the Chief Financial  Officer of eXcelon since 1996. Before joining
eXcelon,  Ms.  Brandt  served as Director of Finance,  Controller  and  Treasurer  of  International
Integration Incorporated (known as i-Cube) from 1995 to 1996.

         Clifford B. Thompson became eXcelon's  General Counsel and Secretary  following the Merger.
Mr.  Thompson  joined  C-bridge in May 1999 as Managing  Director,  Compliance  and was  promoted to
Vice-President and General Counsel in February 2000. Prior to joining C-bridge,  Mr. Thompson served as a Senior Technology Negotiator at BankBoston from October 1998 to May 1999. From May 1996 to July
1998, Mr.  Thompson served as Director of Licensing at Avicenna  Systems,  Corp. From August 1993 to
May 1996, Mr. Thompson served as Manager of Information Content Supplies at Individual, Inc.

                                                 10

         Lawrence E. Alston became eXcelon's Executive Vice President, Product Management, following the Merger.  Mr.  Alston  joined  C-bridge in February  2001 as Executive  Vice  President,  Product
Management.  Prior to joining C-bridge,  Mr. Alston served as the Chief Technology  Officer and Vice
President of Product  Strategy at eXcelon  Corporation from 2000 to 2001. From 1998 - 2000 he served as Vice  President  of  Marketing  at eXcelon  Corporation  and from 1996 - 1998 he was  Director of
Product  Management  at  eXcelon  Corporation.  From 1993 - 1996 he was  Product  Manager at eXcelon
Corporation. Prior to joining eXcelon, Mr. Alston was a Senior Consultant at The DMR Group.

         Kenneth Rugg,  eXcelon's Chief Technology Officer and Vice President of Product Development
since  January  2001,  joined  eXcelon  in 1992.  Before  joining  eXcelon,  Mr.  Rugg  worked  as a technologist  in  the  object  database  industry  on  projects  including  object  database  server development, object to relational mapping, and object query languages.

         Rafael A. Rodriguez became eXcelon's Chief Information Officer following the Merger. Before joining eXcelon,  Mr. Rodriguez was the Chief  Information  Officer at C-bridge.  Before his work at
C-bridge,  he was the founder and CEO of New Technologies and Associates,  a boutique  e-Systems and
Strategy firm. Prior to that, he was the CIO, Director of Technology,  and Principal  Consultant for
Treacy & Company and Treacy Ventures.

                                                 11

                                       EXECUTIVE COMPENSATION

         Prior to the Merger, the Company's  executive officers served as executive officers of, and were compensated by, either eXcelon or C-bridge,  as the case may be. The following table sets forth information concerning compensation paid to the individuals who served as Chief Executive Officer of
eXcelon  during  2001 (this  position  was held by Mr.  Goldman  prior to the Merger Date and by Mr.
Bellini  following  the Merger  Date) and certain  other  executive  officers of eXcelon or C-bridge
("named executive officers") during 2001, as well as their compensation for each of the fiscal years ending December 31, 2000 and December 31, 1999. All information concerning options granted to former executive  officers of C-bridge  prior to the Merger Date has been  adjusted to reflect the exchange ratio in the Merger of 1.2517 shares of eXcelon common stock for each share of C-bridge common stock
(the "Exchange Ratio").

                                     SUMMARY COMPENSATION TABLE

                                                                       Long-Term
                                         Annual Compensation          Compensation
                                                                         Awards
                                                                       Securities
                                                                       Underlying        All Other
         Name & Position         Year     Salary ($)     Bonus ($)       Options      Compensation($)

Robert N. Goldman
  Chairman of the Board(1)       2001      $237,500       $500,000             -         $794,175(2)
                                 2000      $250,000       $175,000       600,000              $2,360
                                 1999      $210,000       $200,000       550,000                   -
--------------------------------
Joseph M. Bellini(3)             2001      $259,750        $61,375     1,469,410              $3,226
Chief Executive Officer          2000      $250,000       $115,626       312,925         $108,943(4)
                                 1999      $237,447        $82,500     1,940,135         $68,265 (5)

Richard C. Putz                  2001      $222,083        $12,125       506,938              $1,706
Chief Strategy Officer           2000      $200,000        $86,750       187,755              $2,151
                                 1999       $56,846        $15,000       262,857                   -

Rafael A. Rodriguez              2001      $161,533        $10,306       118,878              $1,900
Chief Information Officer        2000       $83,574        $19,141        62,585                   -
                                 1999             -              -             -                   -

Clifford B. Thompson             2001      $151,017        $10,306       212,789              $1,164
General Counsel                  2000      $142,500        $56,719       150,204              $1,058
                                 1999       $68,750        $12,975        75,102                   -

Alan Gold                        2001      $336,878        $90,000       100,000                $338
Former Senior VP,                2000      $129,577        $45,000       250,000              $2,319
Marketing(6)                     1999             -              -             -                   -

Lawrence E. Alston, Jr.          2001      $269,410         $5,875       438,095                $126
Executive VP,                    2000      $180,000        $56,000             -              $2,325
Product Management               1999      $136,667        $40,000       220,000                   -

Brian W. Otis                    2001      $158,438        $90,000             -                 $90
Former Senior VP,                2000      $195,000        $63,000             -              $4,710
Operations(7)                    1999      $171,200        $40,385       400,000                   -

(1) Mr.  Goldman has been eXcelon's  Chairman of the Board since 1995. He served as eXcelon's  Chief
Executive Officer between 1995 and September 2001.
(2) This amount  consists of $791,766 in debt Mr.  Goldman  owed to eXcelon  which was  forgiven and
$2,000 to match employee  contributions under eXcelon's 401(k) plan and $409 of long term disability insurance payments .
(3) Mr. Bellini joined C-bridge in February 1999 as President and Chief Operating  Officer,  and was
named Chief Executive Officer of C-bridge in May 1999. Mr. Bellini became Chief Executive Officer of
eXcelon in September 2001.
(4) This amount consists of $1,172 to match employee  contributions under C-bridge's 401(k) plan and
$107,771 in relocation payments.

                                                 12

(5) This amount consists of $563 to match employee  contributions  under C-bridge's  401(k) plan and
$67,702 in relocation payments.
(6) Mr. Gold commenced  employment with eXcelon in April,  2000 as Senior VP, Marketing and resigned in September, 2001. Included in total compensation for the year ending December 31, 2001 is $244,503 of severance payments.
(7) Mr. Otis resigned in March,  2001.  Included in total  compensation for the year ending December
31, 2001 is $199,688 of severance payments.

STOCK OPTION GRANTS DURING 2001

         The following  table sets forth  certain  information  with respect to employee  options to purchase  shares of common stock awarded during 2001 by eXcelon or C-bridge,  as the case may be, to the named executive  officers.  The number of shares  underlying the options and the exercise prices have been adjusted to reflect the Exchange Ratio.

                                 OPTION GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------------------------------
                                               INDIVIDUAL GRANTS(1)                           POTENTIAL REALIZABLE VALUE AT
                                                                                              ASSUMED ANNUAL RATES OF STOCK
                                                                                              PRICE APPRECIATION FOR OPTION
                                                                                                          TERM
----------------------------------------------------------------------------------------------------------------------------
        NAME          NUMBER OF SHARES    % OF TOTAL OPTIONS    EXERCISE       EXPIRATION DATE          5% ($)        10% ($)
                                              GRANTED TO
                        UNDERLYING      EMPLOYEES IN FISCAL      PRICE
                       OPTIONS GRANTED         YEAR(2)          ($/SHARE)
--------------------------------------------------------------------------------------------------------------------------------
Robert N. Goldman                -                 -                  -               -                        -              -
--------------------------------------------------------------------------------------------------------------------------------
Joseph M. Bellini          950,017              8.16%              0.44       September 19, 2011         185,509        542,991
                            50,005              0.43%              0.44       September 19, 2011           9,764         28,581
                           121,230              1.04%              3.30        February 9, 2011          124,424        435,092
                           348,158              2.99%              3.30        February 9, 2011          357,330      1,249,532
--------------------------------------------------------------------------------------------------------------------------------
Richard C. Putz             71,973              0.62%              0.44       September 19, 2011          14,054         41,137
                           161,359              1.39%              3.30        February 9, 2011          165,610        579,114
                           215,918              1.85%              0.44       September 19, 2011          42,162        123,410
                            57,688              0.50%              3.30        February 9, 2011           59,207        207,041
--------------------------------------------------------------------------------------------------------------------------------
Rafael A. Rodriguez         25,000              0.21%              0.48        November 15, 2011           7,547         19,125
                            54,747              0.47%              3.30        February 9, 2011           56,189        196,486
                            31,293              0.27%              0.44       September 19, 2011           6,111         17,886
                             7,838              0.07%              3.30        February 9, 2011            8,044         28,130
--------------------------------------------------------------------------------------------------------------------------------
Clifford B. Thompson        87,619              0.05%              0.44       September 19, 2011          17,109         50,079
                            95,774              0.68%              3.30        February 9, 2011           98,297        343,731
                            29,396              0.93%              3.30        February 9, 2011           30,170        105,502
--------------------------------------------------------------------------------------------------------------------------------
Alan Gold                   26,977              0.23%              2.38        October 20, 2001           40,294        102,112
                            73,023              0.63%              2.38        October 20, 2001          109,068        276,402
--------------------------------------------------------------------------------------------------------------------------------
Lawrence E. Alston         187,755              1.61%              0.44       September 19, 2011          36,663        107,313
                           182,553              1.57%              2.50        February 28, 2011         472,866      1,023,291
                            67,787              0.58%              2.50        February 28, 2011         175,588        379,976
--------------------------------------------------------------------------------------------------------------------------------
Brian W. Otis                    -                 -                  -               -                        -              -
--------------------------------------------------------------------------------------------------------------------------------

(1) Each option  represents  the right to purchase one share of common  stock.  The options shown in these columns were granted  pursuant to our 1996, 1997 and C-bridge's  2000 stock option plans.  The options  shown in this table become  exercisable  at a rate of 25% annually over four years from the date of grant.  (2)  Indicates  the  percentage  of all options  granted to employees of eXcelon and
C-bridge during 2001.

                                                 13

OPTION EXERCISES AND VALUES IN 2001

         The  following  table  sets  forth,  for  each of the  named  executive  officers,  certain information  on option  exercises  during 2001 and the status of his or her options on December  31,
2001.  The number of shares  underlying  the options and the exercise  prices have been  adjusted to reflect the Exchange Ratio.

                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                  FISCAL YEAR-END OPTION VALUES

--------------------------------------------------------------------------------------------------------
                     SHARES        VALUE    NUMBER OF SHARES UNDERLYING    VALUE OF UNEXERCISED IN-THE-
                   ACQUIRED ON   REALIZED     UNEXERCISED OPTIONS AT               MONEY OPTIONS AT
                  EXERCISE (#)      ($)         DECEMBER 31, 2001              DECEMBER 31, 2001 ($) (1)
---------------------------------------------------------------------------------------------------------
      NAME                                 EXERCISABLE   UNEXERCISABLE       EXERCISABLE   UNEXERCISABLE
---------------------------------------------------------------------------------------------------------

Robert N. Goldman       -            -        971,875       478,125                   0              0

Joseph M. Bellini       -            -      1,709,353     1,654,818           1,462,377        738,747

Richard C. Putz         -            -        255,818       701,732              55,576        228,685

Rafael A. Rodriguez     -            -         31,294       150,169                   0         40,094

Clifford B. Thompson    -            -         84,492       309,793               6,947         63,962

Alan Gold               -            -              -             -                   -              -

Lawrence E. Alston      -            -         31,293       406,802                   0        137,062

Brian W. Otis           -            -        612,833        55,000              25,098              0

(1) The value of unexercised  options is based on the  difference  between the exercise price of the options and the December 31, 2001 closing price of $1.17 per share of eXcelon common stock.

EMPLOYMENT AGREEMENTS

         eXcelon is a party to employment  agreements with Messrs.  Goldman and Bellini, that became effective  on the  Merger  Date.  eXcelon  is also a party to  employment  agreements  with  Messrs.
Thompson,  Putz and Alston that became effective  November 16, 2001.  Messrs.  Goldman and Bellini's
agreements  have been filed with the  Securities  and Exchange  Commission  as exhibits to eXcelon's
Registration  Statement on Form S-4 (No.  333-63048)  registering the shares of eXcelon common stock issued in the  Merger.  Messrs.  Thompson,  Putz and  Alston's  agreements  have been filed with the
Securities and Exchange  Commission as exhibits to eXcelon's Annual Report on Form 10-K for the year ending December 31, 2001.

         Mr.  Goldman's  employment  agreement has a two-year term.  Under this  agreement,  eXcelon agreed to employ Mr. Goldman as its Chairman of the Board at an annual salary of $250,000 and to pay
Mr.  Goldman a cash bonus of $500,000 upon the Merger.  Mr.  Goldman is also entitled to receive the benefits that eXcelon generally provides from time to time to its senior executives.

         The agreement  provides  that,  upon a change of control of eXcelon,  all of Mr.  Goldman's options to purchase  eXcelon common stock will  immediately  vest and become fully  exercisable.  If within 12 months  after a change of control  either  eXcelon  terminates  Mr.  Goldman's  employment without  cause  or Mr.  Goldman  terminates  his  employment  within  90 days  after a  constructive termination,  then Mr. Goldman may exercise his options at any time in the one-year period following his  termination.  A  constructive  termination  means any of the  following:  the relocation of Mr.
Goldman's  principal  workplace  to a location  more than 50 miles from his  current  location;  the assignment to him of duties and responsibilities  inappropriate for eXcelon's Chairman of the Board;
a failure to appoint him to eXcelon's  board of  directors;  or a reduction in his  compensation  or benefits.

                                                 14

         The agreement provides that Mr. Goldman's employment will terminate or may be terminated as follows:

o        upon Mr. Goldman's death;

o        by eXcelon,  if Mr. Goldman suffers a disability,  which is a mental or physical  condition that prevents him from  substantially  performing his duties as Chairman of the Board for a period of three consecutive months or more;

o        voluntarily by Mr. Goldman, at any time upon written notice to eXcelon;

o        voluntarily by Mr. Goldman, within 90 days after a constructive termination;

o        by eXcelon for cause or without cause.

         Cause means Mr.  Goldman's  conviction  of a felony  offense;  his  commission  of fraud or embezzlement  with respect to funds of eXcelon;  negligence in the  performance  of his duties which results in a material  detriment to eXcelon;  his failure to comply with lawful  instructions by the board or his  material  failure  to comply  with  reasonable  policies,  directives,  standards  and regulations  adopted  by  eXcelon,  but only if he does not cure the  failure  within 30 days  after written  notice;  his breach of  eXcelon's  non-competition,  non-solicitation,  non-disclosure  and developments agreement;  and his commission of any intentional act that would reasonably be expected to have,  and that does have, a material  adverse effect on the goodwill or reputation of eXcelon or on its relationships with its customers or employees.

         The  agreement  includes  provisions  regarding  the payment of severance and benefits upon termination  of  employment.  If Mr.  Goldman  voluntarily  terminates  his employment or if eXcelon terminates his employment for cause,  he will not be entitled to any severance  payment.  If eXcelon terminates Mr.  Goldman's  employment  without cause, or if Mr. Goldman  voluntarily  terminates his employment after a constructive termination,  he will receive severance that includes payment of his salary  and  benefits  until  the end of the  original  employment  term of two  years.  If  eXcelon terminates his employment for disability, Mr. Goldman will be entitled to the benefits payable under
eXcelon's disability insurance policies and disability plans.

         Mr.  Bellini's  employment  agreement  has an initial  term of two years and  automatically renews for additional  one-year  periods unless eXcelon notifies Mr. Bellini at least 90 days before the end of the then-current term that it does not wish to extend the agreement.

         The agreement sets Mr. Bellini's annual salary at $300,000, subject to annual adjustment to reflect changes in the cost of living index. Mr. Bellini may receive an annual  performance bonus of up to $300,000, depending on achievement of goals determined by him and eXcelon. Mr. Bellini is also entitled to receive the benefits  that eXcelon  generally  provides  from time to time to its senior executives,  as well as four weeks of paid vacation each year.  The agreement also provides that the
Board or the Compensation Committee will review Mr. Bellini's compensation annually and may increase his salary or bonus at its discretion.

         Pursuant to the agreement,  Mr. Bellini  received  options to purchase  1,000,022 shares of
eXcelon  common  stock at an exercise  price equal to fair  market  value on the date of grant.  The options have a term of ten years and vest in eight equal  semi-annual  installments,  beginning  six months  after  the date of the  grant.  The  options  will vest in full  upon Mr.  Bellini's  death, disability or termination by eXcelon without cause, and will remain  exercisable  until the later of their original expiration date or one year after termination of Mr. Bellini's employment.  Under the agreement,  these options, as well as any other options to purchase eXcelon common stock held by Mr.
Bellini immediately  following the Merger, will vest immediately if eXcelon is sold or if there is a change of control of eXcelon.

                                                 15

         Mr. Bellini's employment will terminate or may be terminated as follows:

o        upon Mr. Bellini's death;

o        by eXcelon,  if Mr. Bellini suffers a disability,  which is a mental or physical  condition that prevents him from substantially performing his duties as Chief Executive Officer for a period of three consecutive months or more;

o        voluntarily by Mr. Bellini, at any time upon 90-days' written notice to eXcelon;

o        voluntarily by Mr. Bellini, within 180 days after a constructive termination;

o        by eXcelon for cause or without cause.

         As used in the agreement,  cause means Mr.  Bellini's  conviction of a felony offense and a constructive  termination  means any of the  following:  the relocation of Mr.  Bellini's  principal workplace  to a location  more than 20 miles from his current  location;  the  assignment  to him of duties and  responsibilities  inconsistent  with his position or  inappropriate  for eXcelon's Chief
Executive Officer; a failure to appoint him to eXcelon's board of directors or a requirement that he report to anyone other than the board of directors;  a reduction in his compensation or benefits; or
delivery of a notice by eXcelon that it does not wish to extend the agreement.

         The  agreement  includes  provisions  regarding  payment of  severance  and  benefits  upon termination  of  employment.  If Mr.  Bellini  voluntarily  terminates  his employment or if eXcelon terminates  his  employment  for cause,  he will not entitled to any severance  payment.  If eXcelon terminates Mr. Bellini's  employment without cause or as a result of his death or disability,  or if
Mr. Bellini voluntarily terminates his employment within 180 days after a constructive  termination, he will  receive  severance  that  includes  payment of his salary and  benefits  for a period of 12 months, plus 100% of the amount of the maximum performance bonus in effect for the year in which the termination occurs.

         Messrs.  Thompson,  Putz and Alston's employment agreements each provide the executive will receive a severance payment equal to his monthly salary multiplied by 6 under certain  circumstances and have a term of one year and automatically  renew for additional  one-year periods unless eXcelon notifies  the  executive at least 90 days before the end of the  then-current  term that it does not wish to extend the agreement.

         The termination provisions of the employment agreements with Mr. Thompson, Mr. Putz and Mr.
Alston are substantially similar to those of the employment agreement with Mr. Bellini, except that:

o        the  executive  must give eXcelon  90-days'  written  notice to  voluntarily  terminate his employment; and

o        a  constructive  termination  means any of the  following:  the relocation of his principal workplace  to a  location  more  than 50 miles  from his  current  location;  any  material diminution  in his  authority or  responsibilities  or the  assignment to him of duties and responsibilities  inappropriate  for  his  position;  or a  reduction  in  compensation  or benefits.

                                        REPORT OF THE EXCELON
                                       COMPENSATION COMMITTEE

         The Compensation Committee of eXcelon's Board of Directors makes recommendations concerning the  remuneration  and benefits  paid to eXcelon's  executive  officers and other  members of senior management;  administers  eXcelon's  stock option and employee stock purchase  plans,  including the
C-bridge plans eXcelon  assumed as a result of the Merger,  and acts in an advisory  capacity to the
Board of Directors  concerning other compensation  issues. The Compensation  Committee considers the advice of senior  management  when  making  recommendations  regarding  executive  compensation  and determining awards under eXcelon's stock option plans.

                                                 16

COMPENSATION POLICY

         The members of the Compensation Committee believe that the Company's success is largely due to the efforts of its  employees  and, in  particular,  the  leadership  exercised by its  executive officers.  The  Compensation  Committee's  policy with respect to  compensation  of eXcelon's  Chief
Executive officer and other executive officers includes several elements:

o        the payment of competitive base salaries to attract and retain highly qualified personnel;

o        the use of incentive  compensation in the form of cash bonuses to reward the achievement of
         eXcelon's financial  objectives,  such as achievement of budgeted expense and profitability levels, as well as technical and market development goals;

o        in appropriate instances, the payment of sales-based commissions to reward contributions to revenue growth;

o        the grant of stock options to maintain competitive levels of total compensation,  to assist
         eXcelon in recruiting and retaining personnel,  as well as to align management's  interests with  those of  stockholders  and to  motivate  executives  to pursue  eXcelon's  long-term success; and

o        the use of executive employment  agreements  containing  provisions intended to attract and retain highly qualified personnel.

         The Compensation Committee intends that eXcelon's compensation policies be straightforward, easily  communicated  to and  understood by employees and  stockholders,  and structured so that the achievement of company and individual goals can be readily measured. The members of the Compensation
Committee  recognize,  however,  that fixed  compensation  formulas may not  adequately  reflect all aspects of eXcelon's and an individual's  performance.  Therefore,  the  Compensation  Committee has retained  significant  flexibility in structuring  eXcelon's executive  compensation.  This approach allows the  Compensation  Committee  to  annually  evaluate  and  reward  each  executive  officer's individual performance and contribution to eXcelon subjectively.

         BASE SALARIES

         The Compensation  Committee  establishes  competitive base salaries by relying on published industry surveys and targeted peer company surveys that examine the compensation  practices of other companies in the software industry,  and other high technology  companies in the relevant geographic area that might compete with eXcelon in hiring or retaining strong performers.  The committee, using the collected data and applying the members'  collective  experience in recruiting and managing in a technical environment,  seeks to establish base salaries that take into account not only competitive factors but also the breadth of experience and recent individual  performance of the executive.  The committee's objective is not to determine compensation levels, in general or for specific positions, by seeking to achieve a specific  percentile rank in comparison to competitors or peers,  but rather to fix compensation  levels on a case-by-case basis guided by management's  recommendations  and the committee  members'  experience  and  judgment.  Robert N.  Goldman,  who served as eXcelon's  Chief
Executive Officer in 2001 until the Merger on September 19, 2001, was paid a base salary of $250,000 in 2001.  Joseph M. Bellini,  who served as eXcelon's Chief Executive  Officer in 2001 following the
Merger,  was paid a base salary of $300,000.  Mr.  Bellini's  employment  agreement  provides for an annual  cost  of  living  adjustment  to his  base  salary.  excelon's  Board  of  Directors  or the
Compensation Committee may annually increase (but may not decrease) the amount of Mr. Bellini's base salary in its sole discretion.

         INCENTIVE COMPENSATION

         In establishing  executive bonus levels,  the  Compensation  Committee  begins by reviewing management's  annual  strategic  and  financial  plan,  as approved by the Board of Directors at the beginning of the year, including eXcelon's financial goals and individual performance goals proposed by eXcelon's Chief  Executive  Officer.  At that time, the  Compensation  Committee  establishes the maximum bonus for which executive  officers,  other than the Chief Executive Officer,  are eligible.
The maximum  bonus is expressed as a percentage  of the  officer's  annual base salary and generally ranges  from  0% to 55%.  At the end of the  year,  the  Chief  Executive  Officer  presents  to the
Compensation  Committee an analysis of the  performance of the individual  executives  compared with
eXcelon's overall corporate financial goals and the personal goals of the executives,  together with his  recommendations  concerning  specific  management  bonuses.  The  Compensation  Committee  then determines what amount, if any, will be paid to each executive officer as a bonus.

                                                 17

         Mr.  Bellini's  employment  agreement  provides  that  eXcelon  shall  pay  him  an  annual performance  bonus of up to $300,000  depending on his achievement of goals that were jointly agreed upon by Mr.  Bellini and eXcelon.  eXcelon's  Board of Directors or the  Compensation  Committee may
annually  increase (but may not decrease) the amount of Mr. Bellini's  performance bonus in its sole discretion.  Mr.  Bellini  received a bonus of $61,375  for 2001  pursuant to the  direction  of the
C-Bridge board of directors in recognition of his efforts in connection with the Merger.

         eXcelon  paid Mr.  Goldman a bonus of  $500,000  for 2001 as  required  by the terms of his employment agreement in effect prior to the Merger.

         STOCK OPTIONS

         The Compensation Committee and the Board believe that the financial interests of the Senior
Executive  Officers should be aligned closely with those of  stockholders  through stock  ownership.
Pursuant to the  Company's  incentive  stock  plans,  the Company may grant stock  options and other stock-based awards to employees,  officers,  directors,  consultants and advisors.  These awards are based upon an evaluation of the  contribution  of eligible  individuals  to the Company's  long-term performance and the importance of their  responsibilities  within the Company. Stock options granted under the Company's  incentive stock plans generally have a term of ten years, vest in sixteen equal installments  over four  years and have an  exercise  price  equal to the fair  market  value of the
Company's common stock on the date of grant.

         ADDITIONAL COMPENSATION TO MR. GOLDMAN

         In  connection  with the Merger,  eXcelon  forgave the  principal  and interest owed by Mr.
Goldman to eXcelon under a promissory note originally executed by Mr. Goldman in favor of eXcelon in
1996 in  connection  with the  exercise of stock  options by Mr.  Goldman.  The note had a principal amount of $572,700 and bore simple interest at 7.0% per annum. The total amount of debt forgiven was
$791,766.  In connection with this forgiveness of  indebtedness,  eXcelon also released its security interest in shares of eXcelon  common stock pledged by Mr.  Goldman to secure the note.  Mr. Goldman received the above  additional  compensation  as an  acknowledgement  of his six years of service to
eXcelon,  and his  performance  and the Company's  performance  during that time, as President  from
November 1995 to January 1999, as CEO from November 1995 to September 2001 and Chairman of the Board
from November 1995 to present.

POLICY REGARDING SECTION 162(M) OF THE INTERNAL REVENUE CODE

         Section  162(m) of the  Internal  Revenue  Code limits  eXcelon's  ability to deduct on its federal income tax return compensation in excess of $1.0 million paid to its Chief Executive Officer and its four other most highly  compensated  officers in any fiscal  year,  unless the  compensation qualifies as "performance-based  compensation." The compensation  committee's policy with respect of
Section 162(m) is to make every reasonable effort to cause  compensation to be deductible by eXcelon while  simultaneously  providing  eXcelon's  executive  officers with appropriate  rewards for their performance. While the base salaries and bonuses of eXcelon's individual executive officers have not historically exceeded, the $1.0 million limit, eXcelon expects that, for purposes of calculating its federal income tax obligations for 2001, it will not be able to deduct more than $1.0 million of the compensation  paid or deemed paid to Mr.  Goldman in 2001.  Options  received by executive  officers under eXcelon's 1996 stock option plan and C-bridge's  incentive stock plans are intended to qualify as performance-based compensation.  Though options granted under eXcelon's 1997 stock option plan do not qualify as performance-based  compensation,  the Compensation  Committee, as a matter of policy, does not grant options under that plan to officers of eXcelon.

Compensation Committee

Jeffrey Horing
Gerald B. Bay

                                                 18

STOCK PERFORMANCE GRAPH

         The graph below compares the performance of eXcelon's  cumulative  stockholder  return with that of a broad market  index,  the Nasdaq Stock  Market Index for U.S.  Companies,  and a published industry index, the J.P. Morgan H&Q Technology Index. The cumulative  stockholder returns for shares of eXcelon  common stock and for the market and industry  indices are  calculated  assuming $100 was invested on December  31,  1997.  eXcelon  paid no cash  dividends  during the  periods  shown.  The performance of the market and industry indices is shown on a total return,  or dividend  reinvested, basis.

                           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 2001, prior to the Merger, C-bridge paid a total of $310,009.97,  and eXcelon paid a total of $38,190.00,  to New  Technologies  and  Associates,  Inc. ("New  Technologies")  for system engineering  and  telecommunications  services.  Rafael  Rodriguez  was a Vice  President  and Chief
Information  Officer at C-bridge  from  February  2000  September  2001.  Mr.  Rodriguez is the sole stockholder and director of New Technologies and became the Chief Information  Officer of eXcelon in
September 2001.

                                                 19

                                           PROPOSAL NO. 2

                               RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The  Board  of  Directors  has  appointed   PricewaterhouseCoopers  LLP  as  the  Company's
independent  accountants to audit eXcelon's  consolidated  financial  statements for the fiscal year ending December 31, 2002. A representative of  PricewaterhouseCoopers  LLP is expected to attend the meeting and to be available to respond to questions and, if he or she desires,  to make a statement.
During fiscal year 2001,  PricewaterhouseCoopers  LLC served as eXcelon's  independent  accountants.

         OUR  BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE  RATIFICATION  OF THE  APPOINTMENT  OF
PRICEWATERHOUSECOOPERS  LLP AS EXCELON'S  INDEPENDENT  ACCOUNTANTS  FOR THE 2002 FISCAL YEAR. If the
appointment is not ratified, our Board will review its further selection of auditors.

         Ratification  of the  appointment of  PricewaterhouseCoopers  LLP as eXcelon's  independent accountants for fiscal year 2002 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting.

FEES FOR PROFESSIONAL SERVICES RENDERED TO EXCELON

         The fees billed to eXcelon by  PricewaterhouseCoopers  LLP for the year ended  December 31,
2001, are as follows:

         Audit  Fees.  The audit fees billed to eXcelon by  PricewaterhouseCoopers  LLP for the year ended December 31, 2001, totaled $222,491.

         Financial  Information Systems Design and Implementation Fees.  PricewaterhouseCoopers  LLP
did not provide such services to eXcelon for the year ended December 31, 2001.

         All Other Fees. All other fees billed to eXcelon by PricewaterhouseCoopers LLP for the year ended December 31, 2001 for services other than those  disclosed  above,  including tax planning and tax return preparation services, totaled $231,917.

FEES FOR PROFESSIONAL SERVICES RENDERED TO C-BRIDGE

         During fiscal year 2001,  until the Merger Date,  Arthur  Andersen LLP served as C-bridge's independent  accountants.  The fees  billed to C-bridge  by Arthur  Andersen  LLP for the year ended
December 31, 2001, are as follows:

         Audit Fees.  The audit fees billed to  C-bridge by Arthur  Andersen  LLP for the year ended
December 31, 2001, totaled $133,500.

         Financial  Information Systems Design and Implementation  Fees. Arthur Andersen LLP did not
provide such services to C-bridge the year ended December 31, 2001.

         All Other Fees. All other fees billed to C-bridge by Arthur Andersen LLP for the year ended
December 31, 2001 for services  other than those  disclosed  above,  including  tax planning and tax return preparation services, totaled $240,675.

                                                 20

                                            OTHER MATTERS

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

         If you would like to make a proposal at eXcelon's  2003 annual  stockholder  meeting or any special meeting held in lieu of the 2003 annual meeting,  you must comply with the notice provisions in Section 3 of eXcelon's  by-laws.  To make such a proposal,  you must give eXcelon  written notice describing  the proposal not less than sixty days before the scheduled  date of the annual  meeting.
Assuming  that next year's  annual  meeting is held on the same date,  you must deliver the required written notice of the proposal to the Secretary of eXcelon no later than April 1, 2003.

         In addition,  if you would like to include a proposal in eXcelon's proxy materials relating to its 2003  annual  stockholder  meeting or any  special  meeting  held in lieu of the 2003  annual meeting,  eXcelon must receive the written proposal at its executive  offices no later than December
25, 2002. If eXcelon moves the date of the annual  meeting or special  meeting in lieu of the annual meeting by more than thirty days, eXcelon must receive the written proposal a reasonable time before it begins to print and mail its proxy  materials for the meeting.  Such  proposals also will need to comply with Securities and Exchange  Commission  regulations  regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

                  _________________________________________________________________

         Please  complete,  date and sign the  accompanying  proxy card by mail in the  postage-paid envelope  provided.  The signing of the Proxy card will not prevent your  attending  the meeting and voting in person.

Burlington, Massachusetts
May 3, 2002

                                                 21

                                       AUDIT COMMITTEE CHARTER

         1. MEMBERS. The Board of Directors shall appoint an Audit Committee of at least three members, consisting entirely of "independent" directors of the Board, and shall designate one member as chairperson. For purposes hereof, "independent" shall mean a director who meets the National
Association of Securities Dealers, Inc. ("NASD") definition of "independence." The Audit Committee shall designate one of its members to be the Audit Committee Chair.

             Each member of the Company's audit committee must be financially literate, or become financially literate within a reasonable period of time after appointment to the Audit Committee, and at least one member of the audit committee shall have accounting or related financial management expertise, both as provided in the NASD rules.

         2. PURPOSES, DUTIES, AND RESPONSIBILITIES. The Audit Committee shall represent the Board of
Directors in discharging its responsibility relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company and its subsidiaries. Specifically, the Audit Committee shall:

             (i) Recommend to the Board of Directors, and evaluate, the firm of independent certified public accountants to be appointed as auditors of the Company, which firm shall be ultimately accountable to the Board of Directors through the Audit Committee.

             (ii) Review with the independent auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the independent auditors with respect to interim periods.

             (iii) Review the written statement from the outside auditor of the Company concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and assess the independence of the outside auditor as required under Independent Standard Boards Standard No. 1.

             (iv) Review and discuss with management and the independent auditors the financial statements of the Company, including a discussion with the auditors of their judgment as to the quality of the Company's accounting principles.

             (v) Review the adequacy of the Company's internal controls.

             (vi) Review with management and the independent auditors any significant matter identified as a result of the independent auditors interim review procedures prior to the filing of each Form 10Q or as soon thereafter as possible. The Audit Committee
             Chair may perform this review on behalf of the Audit Committee.

                                                 22

             (vii) Recommend to the Board of Directors whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

             (viii) Review significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the
             Company's financial reports.

             (ix) Review material pending legal proceedings involving the Company and other contingent liabilities.

             (x) Review the adequacy of the Audit Committee Charter on an annual basis.

         3. MEETINGS. The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The
Audit Committee shall meet in executive session with the independent auditors at least annually. The
Audit Committee shall report to the full Board of Directors with respect to its meetings. The majority of the members of the Audit Committee shall constitute a quorum.

                                                 23

                                                PROXY
                                         EXCELON CORPORATION
                              Proxy for Annual Meeting of Stockholders
                                     to be held on June 13, 2002

         The undersigned stockholder of eXcelon Corporation ("eXcelon"), revoking all prior proxies, hereby appoints Joseph Bellini and Lacey P. Brandt, or either of them acting singly,  proxies,  with full power of substitution,  to vote all shares of capital stock of eXcelon which the undersigned is entitled to vote at the Annual Meeting of  Stockholders to be held at 25 Mall Road,  Burlington,  MA
01803, on Thursday,  June 13, 2002,  beginning at 10:00 a.m., local time, and at any adjournments or postponements  thereof,  upon the matters set forth in the Notice of Annual Meeting of  Stockholders dated April 30, 2002 and  the related proxy statement/prospectus, copies of which have been received by the  undersigned,  and in their  discretion upon any other business that may properly come before the Annual Meeting or any  adjournments or postponements  thereof.  Attendance of the undersigned at the Annual  Meeting or any  adjournment  or  postponement  thereof will not be deemed to revoke this proxy unless the undersigned shall  affirmatively  indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN
WITH  RESPECT TO ANY  PROPOSAL  SET FORTH ON THE REVERSE  SIDE,  WILL BE VOTED FOR SUCH  PROPOSAL OR
OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

                                                            FOR ALL       WITHHELD FROM
                                                            NOMINEES      ALL NOMINEES
1.       Election of Class III Directors:
         Nominees:  Joseph L. Badaracco                       [ ]             [ ]
                    Gerald B. Bay

                                                              [ ] ______________________________________
                                                                  For all nominees except as noted above

                                                              FOR       AGAINST     ABSTAIN
2.       Election of Independent Accountants:
         Nominee:  Pricewaterhouse Coopers  LLP               [ ]          [ ]         [ ]

                                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  __

                                    Please  promptly  date and sign  this  proxy  and mail it in the enclosed  envelope to assure  representation  of your shares. No postage need be affixed if mailed in the United States.

                                    Please  sign  exactly  as your name or names  appear(s)  on your stock  certificate.  If you hold shares as joint  tenants,  both should sign. If the  stockholder is a  corporation,  please sign full  corporate  name by president or other  authorized  officer and, if a partnership,  please sign full  partnership name by an authorized  partner or other  authorized  person.  If signing as attorney, executor,  administrator,  trustee or guardian, please give full title as such.

Signature:_______________________  Date:___________  Signature:_______________________  Date:_______